Exhibit 10.2
AGREEMENT
(Producing Wells)
     This agreement is entered into this 24 day of March, 2006, by and between Razorback II, LP (“Razorback”) and Parallel, L.P. (“Parallel”).
     1. Razorback agrees to sell and assign to Parallel, and Parallel agrees to purchase from Razorback, an undivided one-half (1/2) of all of Razorback’s right, title and interest (i) in and to the entities described in Exhibit “A” hereto (the “Entities”), (ii) in and to the wells described in Exhibit “A” hereto, together with all equipment and personal property associated therewith (the “Wells”), (iii) in and to Razorback’s interest in the leases and lands comprising the spacing unit or proration unit for the Wells, as described in the Assignments for such Wells in Exhibit “A” (the “Leasehold”) and (iv) arising or acquired by Razorback by virtue of the agreements, contracts, assignments and other documents more particularly described in Exhibit “A” hereto (the “Documents”), insofar as the Documents pertain to the Entities, the Wells and the Leasehold. The undivided one-half (1/2) of Razorback’s interest in the Entities, the Wells, the Leasehold and the Documents being sold hereby are hereinafter referred to as the “Subject Interests.”
     2. To effectuate the assignment and sale contemplated herein, Razorback agrees to execute and deliver to Parallel the assignment of the Subject Interests in the form of assignment attached as Exhibit “B” hereto (the “Assignment”).
     3. The effective date of the sale and assignment contemplated herein shall be March 1, 2006 (the “Effective Date”).
     4. In consideration of Razorback’s sale and assignment of the Subject Interests to Parallel, upon Parallel’s receipt of the Assignment, fully executed and acknowledged by Razorback, Parallel shall tender to Razorback the sum of Five Hundred Seventy-three Thousand Two Hundred Sixty-seven and 96/100 Dollars ($573,267.96) via wire transfer pursuant to wire transfer instructions furnished by Razorback to Parallel.
     5. From and after the Effective Date, Parallel shall be liable for all costs, and shall be entitled to all of the oil and gas production, revenues and other benefits, attributable to the Subject Interests.
     6. The parties hereto agree to execute such other assignments, agreements or other instruments, and do and perform such other acts, which may be reasonably necessary in order to effectuate the terms hereof.

     DATED: March 24, 2006.

PARALLEL, L.P.		RAZORBACK II, L.P.

By:	Parallel Petroleum Corporation,	By:	/s/ Wallace L. Hall,

	its general partner		its general partner

By:	/s/ John S. Rutherford	By:

	John S. Rutherford, Vice President		Managing Member of Teason, LLC,
General Partner of Razorback II, LP
Name:

Title:

2

EXHIBIT “A”

attached to and made a part of that certain Agreement
dated March 24, 2006, by and between
Razorback II, LP and Parallel, L.P.
WELLS:
Carter “A” Well #1-H
Gateway Park Well #1-H
Gateway Park Well #2-H
Gateway Park Well #3-H
Brentwood Well #1-H
Parrot Well #1-H
Parrot-Allied Well #2
EXISTING LEASES
WEST FORK PROSPECT
     1. That certain Amended and Restated Participation Agreement dated May 18, 2004, as amended, between Dale Resources, L.L.C. and Parallel Petroleum Corporation, et al, as Participants, pertaining to the lands comprising the Area of Mutual Interest, described in the Exhibit “A” attached thereto, in Tarrant and Dallas Counties, Texas, which amends and restates that certain Participation Agreement dated May 1, 2003, entered into by and among the same parties.
     2. That certain Amendatory Agreement (Dale B Four Sevens Cross-Assignment Transaction) entered into by and among Dale Resources, L.L.C., Parallel Petroleum Corporation, et al, among other things, amending the Amended and Restated Participation Agreement described in Paragraph 1, above, and other agreements described herein.
     3. That certain Operating Agreement dated May 1, 2003, as amended, between Dale Operating Company, as Operator, and Parallel Petroleum Corporation, et al, as Non-Operators, pertaining to the same lands covered by the Amended and Restated Participation Agreement described in Paragraph No. 1, above, a Memorandum of which is recorded as Document No. D203319737 in the Real Property Records of Tarrant County, Texas, as amended.
     4. That certain Lease Agreement dated May 3, 2003, as amended, entered into by and among Dale Resources, L.L.C. and West Fork Partners, L.P., Tiggator, Inc. and Squaretop Partners, L.P., a Memorandum of which, dated May 16, 2003, is recorded in Volume 16858, page 0241 of the Real Property Records of Tarrant County, Texas, as amended by that certain Amendatory Agreement dated May 18, 2004, entered into by and among such parties (the “Amendatory Agreement”).
     5. That certain Settlement Agreement and Mutual Release effective as of May 1, 2003, entered into by and among Dale Resources, L.L.C., Parallel Petroleum Corporation,

Premium Resources II, L.P., Endeavor Energy Resources, et al, among other things, settling the “West Fork Lawsuit,” the “Squaretop Lawsuit” and the” PR II Lawsuit.”
     6. Agreement dated May 18, 2004, entered into by and among Dale Resources, L.L.C., Parallel Petroleum Corporation, et al, wherein such parties agree to pay to Premium Resources II, L.P., their pro rata share of the sum of $743,740.00.
     7. Escrow Agreement dated May 18, 2004 (among other dates), entered into by and among Dale Resources, L.L.C. and “the West Fork entities,” as described therein, pertaining to the settlement of the lawsuits described in No. 5, above.
     8. Transportation and Acquisition Agreement, West Fork Prospect Area, Tarrant County, Texas, dated May 18, 2004, entered into by and among Dale Resources, L.L.C., West Fork Pipeline Company, L.P., Parallel Petroleum Corporation and Premium Resources II, L.P.
     9. Agreement of Limited Partnership for West Fork Pipeline Company, L.P. dated as of May 9, 2003.
     10. West Fork Pipeline Company, GP, LLC, a Texas Limited Liability Company, including the regulations therefor dated as of May 29, 2003.
     11. That certain Well Operation and Subsurface Easement effective May 10, 2003, as amended, entered into by and among West Fork Partners, L.P., Tiggator, Inc., Squaretop Partners, L.P., as Grantors, and Dale Resources, L.L.C., as Grantee, a Memorandum of which, dated May 16, 2003, is recorded in Volume 16858, page 0099 of the Real Property Records of Tarrant County, Texas, as amended by the Amendatory Agreement.
     12. That certain Central Facilities Easement dated May 10, 2003, from West Fork Partners, L.P., Tiggator, Inc., Squaretop Partners, L.P., as Grantors, to Dale Resources, L.L.C., as Grantee, a Memorandum of which, dated May 16, 2003, is recorded in Volume 16858, page 0098 of the Real Property Records of Tarrant County, Texas, as amended by Amendment to Central Facilities Agreement dated May 18, 2004, entered into by and among such parties.
     13. Agreement dated November 18, 2004, by and between Four Sevens Oil Co., Ltd., Parrot Gas Co., Ltd. and Dale Resources, L.L.C. and the Operating Agreement attached as Exhibit “A” thereto, dated November 18, 2004, wherein Four Sevens Operating Co., Ltd. is Operator and Parrot Gas Co., Ltd. and Dale Resources, L.L.C. are Non-Operators.
     14. That certain Partial Assignment and Bill of Sale (Carter “A” Well # 1H) effective August 1, 2005, recorded as Document No. D206044605 in the Real Property Records of Tarrant County, Texas, from Dale Resources, L.L.C., as Assignor, to Parallel, L.P., et al, as Assignees, as amended by Amendment thereto, effective August 1, 2005, to include in the matters included in “Permitted Encumbrances” therein a .3% overriding royalty interest assigned by that certain Assignment of Overriding Royalty Interest dated as of August 1, 2005, from Dale Resources, L.L.C. to Dale Employee Royalty Pool, L.P.

     15. That certain Partial Assignment and Bill of Sale (Gateway Park Well # 1H) effective August 1, 2005, recorded as Document No. D206044608 in the Real Property Records of Tarrant County, Texas, from Dale Resources, L.L.C., as Assignor, to Parallel, L.P., et al, as Assignees, as amended by Amendment thereto, effective August 1, 2005, to include in the matters included in “Permitted Encumbrances” therein a .3% overriding royalty interest assigned by that certain Assignment of Overriding Royalty Interest dated as of August 1, 2005, from Dale Resources, L.L.C. to Dale Employee Royalty Pool, L.P.
     16. That certain Partial Assignment and Bill of Sale (Gateway Park Well # 2H) effective                     1, 2005, recorded as Document No. D206044607 in the Real Property Records of Tarrant County, Texas, from Dale Resources, L.L.C., as Assignor, to Parallel, L.P., et al, as Assignees, as amended by Amendment thereto, effective February 9, 2006, to include in the matters included in “Permitted Encumbrances” therein a .3% overriding royalty interest assigned by that certain Assignment of Overriding Royalty Interest dated as of August 1, 2005, from Dale Resources, L.L.C. to Dale Employee Royalty Pool, L.P.
     17. That certain Partial Assignment and Bill of Sale (Brentwood Well A # 1H) effective July 1, 2005, recorded as Document No. D206044606 in the Real Property Records of Tarrant County, Texas, from Dale Resources, L.L.C., as Assignor, to Parallel, L.P., et al, as Assignees, as amended by Amendment thereto, effective July 1, 2005, to include in the matters included in “Permitted Encumbrances” therein a .3% overriding royalty interest assigned by that certain Assignment of Overriding Royalty Interest dated as of August 1, 2005, from Dale Resources, L.L.C. to Dale Employee Royalty Pool, L.P.
     18. That certain Partial Assignment and Bill of Sale (Parrot Well # 1H) effective July 1, 2005, recorded as Document No. D206044604 in the Real Property Records of Tarrant County, Texas, from Dale Resources, L.L.C., as Lessor, to Parallel, L.P., et al, as Assignees.
WEST GATEWAY PROSPECT
     1. Participation Agreement, West Gateway Prospect, dated November 1, 2005, entered into by and among Dale Resources, L.L.C., Parallel, L.P., et al.
     2. Operating Agreement dated November 1, 2005, for the West Gateway area, between Dale Operating Company, as Operator, and Parallel, L.P., et al, as Non-Operators, and the Memorandum of Operating Agreement effective November 1, 2005, currently unrecorded.
     3. Agreement of Limited Partnership for West Fork Pipeline Company V, L.P., dated as of November 1, 2005.
     4. West Fork Pipeline Company V GP, LLC, a Texas Limited Liability Company, the regulations therefor being dated as of November 1, 2005.
LONE STAR PROSPECT
     1. Area of Mutual Interest Agreement, Lone Star, effective March 1, 2005, entered into by and among Matador Energy Company, Ltd. and Dale Resources, L.L.C., as ratified by all of the parties ratifying such Agreement by Ratification Agreement entered into as of May 31, 2005, as acknowledged by Acknowledgment of Ratification Agreement entered into as of May 31, 2005, by and between Dale Resources, L.L.C., Dale Gas Partners, L.P., Dale Operating Company and Matador Energy Company, Ltd.
     2. Agreement of Limited Partnership for West Fork Pipeline Company II, LP, dated as of June 3, 2005.
     3. West Fork Pipeline Company II GP, LLC, a Texas Limited Liability Company, and the regulations therefor, dated as of June 3, 2005.

EXHIBIT “B”

attached to and made a part of that certain Agreement
dated March 24, 2006, by and between
Razorback II, LP and Parallel, L.P.
ASSIGNMENT
     For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Razorback II, LP (“Assignor”) hereby sells, assigns, transfers and conveys unto Parallel, L.P. (“Assignee”), whose address is 1004 N. Big Spring, Suite 400, Midland, Texas 79701, the following:
an undivided one-half (1/2) of all of Assignor’s right, title and interest (i) in and to the entities described in Exhibit “A” hereto (the “Entities”), (ii) in and to the wells described in Exhibit “A” hereto together with all equipment and personal property associated therewith (the “Wells”), (iii) in and to Assignor’s interest in the leases and lands comprising the spacing unit or proration unit for the Wells, as described in the Assignments for such Wells in Exhibit “A” (the “Leasehold”) and (iv) arising or acquired by Assignor by virtue of the agreements, contracts, assignments and other documents more particularly described in Exhibit “A” hereto (the “Documents”), insofar as the Documents pertain to the Entities, the Wells and the Leasehold. The undivided one-half (1/2) of Assignor’s interest in the Entities, the Wells, the Leasehold and the Documents being sold hereby are hereinafter referred to as the “Subject Interests.”
     Assignor hereby warrants that (i) Assignor has good and indefeasible title to the Subject Interests, (ii) the Subject Interests are one-half (1/2) of the interest acquired by Assignor in, under and by virtue of the Documents, (iii) the Subject Interests are free and clear of liens and encumbrances, (iv) that no interests have been created by Assignor which would increase the cost-bearing interests attributable to the Subject Interests to more than, or reduce the interest in the oil and gas production or other revenue attributable to the Subject Interests to less than, one-half (1/2) of the revenue attributable to the interest acquired by Assignor by virtue of the Documents, and (v) there is no prohibition, consent or approval required for this Assignment.
THE INTEREST OF ASSIGNOR IN THE WELLS AND OTHER PERSONAL PROPERTY ASSIGNED HEREBY IS WITHOUT WARRANTY OF ANY KIND, INCLUDING, BUT NOT LIMITED TO, WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

1

     Executed this                      day of                    , 2006, but effective as of March 1, 2006.

ASSIGNOR:			ASSIGNEE:

RAZORBACK II, L.P.			PARALLEL, L.P.

	By:	/s/ Wallace L. Hall,	By:	Parallel Petroleum Corporation,

		its general partner		its general partner

By:			By:	/s/ John S. Rutherford

	Managing Member of Teason, LLC,			John S. Rutherford, Vice President
General Partner of Razorback II, LP
Name:

Title:

STATE OF TEXAS	)
)
COUNTY OF DALLAS	)
     This instrument was acknowledged before me this 29th day of March, 2006, by Wallace L. Hall, general partner, on behalf of Razorback II, LP, a Texas limited partnership.

/s/ Christina Gillilan
Notary Public, State of Texas

STATE OF TEXAS	)
)
COUNTY OF MIDLAND	)
     This instrument was acknowledged before me this 24th day of March, 2006, by John C. Rutherford, President of Parallel Petroleum Corporation, general partner, on behalf of Parallel, L.P., a Texas limited partnership.

/s/ Peggy Byron
Notary Public, State of Texas

2